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                                                                      Exhibit 21

                           REGISTRANT'S SUBSIDIARIES

Corporations and Limited Liability Companies
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Cornerstone Insurance Company, a Cayman Islands corporation

Vencor Operating, Inc., a Delaware corporation

     Vencor Hospitals East, L.L.C., a Delaware limited liability company

     Vencor Hospitals West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers East, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers South,L.L.C., a Delaware limited liability company

     Vencor Nursing Centers North, L.L.C., a Delaware limited liability company

     Vencor Nevada, L.L.C., a Delaware limited liability company

     Vencor Holdings, L.L.C., a Delaware limited liability company

     Vencor Investment Company, a Delaware corporation

     Ventech Systems, Inc., a Delaware corporation

     Vencare, Inc., a Delaware corporation

          Vencor Hospice, Inc., a Kentucky corporation

     Vencor Facility Services, Inc., a Delaware corporation

     Vencor Insurance Holdings, Inc., a Delaware corporation

          Vencor Provider Network, Inc., a Delaware corporation

     Vencor Pediatric Care, Inc., a Delaware corporation

     Vencor Home Care Services, Inc., a Delaware corporation

     Ledgewood Health Care Corporation, a Massachusetts corporation (1)

     Medisave Pharmacies, Inc., a Delaware corporation

          Medisave of Tennessee, Inc., a Delaware corporation

          American X-Rays, Inc., a Louisiana corporation

          First Rehab, Inc., a Delaware corporation

          Advanced Infusion Systems, Inc., a California corporation
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Vencare Rehab Services, Inc., a Delaware corporation

     Health Care Holdings, Inc., a Delaware corporation

          Health Care Technology, Inc., a Delaware corporation

     Helian Health Group, Inc., a Delaware corporation

          Helian ASC of Northridge, Inc., a California corporation

               MedEquities, Inc., a California corporation

          Helian Recovery Corporation, a California corporation

               Recovery Inns of America, Inc., a California corporation

          VC - OIA, Inc., an Arizona corporation

          Palo Alto Surgecenter Corporation, a California corporation

          VC - TOCH, Inc., an Arizona corporation

     Horizon Healthcare Services, Inc., a Georgia corporation

          Tunstall Enterprises, Inc., a Georgia corporation

     PersonaCare, Inc., a Delaware corporation

          Lafayette Health Care Center, Inc., a Georgia corporation

          PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

          PersonaCare of Bradenton, Inc., a Delaware corporation

          PersonaCare of Clearwater, Inc., a Delaware corporation

          PersonaCare of Connecticut, Inc., a Connecticut corporation

               Courtland Gardens Health Center, Inc., a Connecticut corporation

               Homestead Health Center, Inc., a Connecticut corporation

               Stamford Health Facilities, Inc., a Connecticut corporation

          PersonaCare of Georgia, Inc., a Delaware corporation

          PersonaCare of Huntsville, Inc., a Delaware corporation

          PersonaCare of Little Rock, Inc., a Delaware corporation

          PersonaCare of Ohio, Inc., a Delaware corporation

          PersonaCare of Owensboro, Inc., a Delaware corporation

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          PersonaCare of Pennsylvania, Inc., a Delaware corporation

          PersonaCare of Pompano East, Inc., a Delaware corporation

          PersonaCare of Pompano West, Inc., a Delaware corporation

          PersonaCare of Reading, Inc., a Delaware corporation

          PersonaCare of San Antonio, Inc., a Delaware corporation

          PersonaCare of San Pedro, Inc., a Delaware corporation

          PersonaCare of Shreveport, Inc., a Delaware corporation

          PersonaCare of St. Petersburg, Inc., a Delaware corporation.

          PersonaCare of Warner Robbins, Inc., a Delaware corporation

          PersonaCare of Wisconsin, Inc., a Delaware corporation

          PersonaCare Properties, Inc., a Georgia corporation

          Tucker Nursing Center, Inc., a Georgia corporation

     Respiratory Care Services, Inc., a Delaware corporation

     TheraTx Health Services, Inc., a Delaware corporation

          TheraTx Rehabilitation Services, Inc., a Delaware corporation

     TheraTx Healthcare Management, Inc., a Delaware corporation

     TheraTx Management Services, Inc., a California corporation

     TheraTx Medical Supplies, Inc., a Delaware corporation

     TheraTx Staffing, Inc., an Illinois corporation

     VC - WM, Inc., a Florida corporation

Transitional Hospitals Corporation, a Nevada corporation

     Community Psychiatric Centers of Oklahoma, Inc., an Oklahoma corporation

     Community Psychiatric Centers Properties of Oklahoma, Inc., an Oklahoma corporation

     CPC of Georgia, Inc., a Georgia corporation

          Peachtree - Parkwood Hospital, Inc., a Georgia corporation

     Interamericana Health Care Group, a Nevada corporation

          Caribbean Behavioral Health Systems, Inc., a Nevada corporation

     Transitional Hospitals Corporation, a Delaware corporation


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          JB Thomas Hospital, Inc., a Massachusetts corporation

          THC - Chicago, Inc., an Illinois corporation

               THC - North Shore, Inc., an Illinois corporation

          THC - Hollywood, Inc., a Florida corporation

          THC - Houston, Inc., a Texas corporation

          THC - Minneapolis, Inc., a Minnesota corporation

          THC - Orange County, Inc., a California corporation

          THC - San Diego, Inc., a California corporation

          THC - Seattle, Inc., a Washington corporation

          Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

          Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

          Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

          Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

          Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

          Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

          Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

     Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

     Community Psychiatric Centers of Arkansas, Inc., an Arkansas corporation

     Community Psychiatric Centers of California, a California corporation

          Community Psychiatric Centers Properties Incorporated, a California corporation

               CPC Investment Corp., a California corporation

               CPC Properties of Illinois, Inc., an Illinois corporation

               CPC Properties of Missouri, Inc., a Missouri corporation

     Community Psychiatric Centers of Florida, Inc., a Florida corporation

     Community Psychiatric Centers of Idaho, Inc., an Idaho corporation

     Community Psychiatric Centers of Indiana, Inc., an Indiana corporation

     Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

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     Community Psychiatric Centers of Mississippi, Inc., a Mississippi
     corporation

     Community Psychiatric Centers of Missouri, Inc., a Missouri corporation

     Community Psychiatric Centers of North Carolina, Inc., a North Carolina corporation

     Community Psychiatric Centers of Utah, Inc., a Utah corporation

     Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

     Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

     C.P.C. of Louisiana, Inc., a Louisiana corporation

     CPC Managed Care Health Services, Inc., a Delaware corporation

          Community Behavioral Health System, Inc., a Louisiana corporation

     CPC Properties of Arkansas, Inc., an Arkansas corporation

     CPC Properties of Indiana, Inc., an Indiana corporation

     CPC Properties of Kansas, Inc., a Kansas corporation

     CPC Properties of Louisiana, Inc., a Louisiana corporation

     CPC Properties of Mississippi, Inc., a Mississippi corporation

     CPC Properties of North Carolina, Inc., a North Carolina corporation

     Florida Hospital Properties, a Florida corporation

     Old Orchard Hospital, Inc., an Illinois corporation

Partnerships
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Vencor Hospitals Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Central Limited Partnership, a Delaware limited partnership

Vencor Home Care and Hospice Indiana Partnership, an Indiana general partnership

     ProData Systems, Inc., an Alabama corporation

Stamford Health Associates, L.P., a Connecticut limited partnership

Foothill Nursing Company Partnership, a California general partnership (1)

Fox Hill Village Partnership, a Massachusetts general partnership (1) Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership (1)

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership (1)

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Pharmaceutical Infusion Therapy, a California general partnership (2)

California Respiratory Care Partnership, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Colton, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership (2)

Northridge Surgery Center, Ltd., a California limited partnership (2)

VNA/CPS Pharmaceutical Services, a California general partnership (3)

Northridge Surgery Center Development Ltd., a California limited partnership (4)

Recovery Inn of Menlo Park, L.P., a California limited partnership (5)


(1)  Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

(2) Only fifty-one percent (51%) is owned by one or more of the Registrant's subsidiaries

(3) Only forty-six percent (46%) is owned by one of the Registrant's subsidiaries

(4) Only forty-three percent (43%) is owned by one of the Registrant's subsidiaries

(5) Only fifty-eight percent (58%) is owned by one the Registrant's subsidiaries

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